Phoenix Rising Dividends Fund,

a Series of Phoenix Asset Trust

Supplement dated November 19, 2007 to the Prospectus

and Statement of Additional Information dated May 1, 2007,

as supplemented September 14, 2007 and November 9, 2007

Important Notice to Investors

Effective November 16, 2007, the Phoenix Rising Dividends Fund, formerly a series of Phoenix Asset Trust, was merged with and into the Phoenix Growth & Income Fund, a series of Phoenix Equity Series Fund. The Phoenix Rising Dividends Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Rising Dividends Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

PXP 1718/RDFMerger (11/07)